                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           WESTERN ASSET TRUST, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                           WESTERN ASSET TRUST, INC.
                          117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105

                                                                  April 15, 1998
Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Western Asset Trust, Inc. (the "Company") to be held on May 21, 1998, at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California.

     Several series of the Company (the "WAT Portfolios") are being incorporated into a new institutional mutual fund family, called LM Institutional Fund Advisors, developed with the aid of Western Asset Management Company ("Western Asset") and sponsored by its parent, Legg Mason, Inc. LM Institutional Fund Advisors is expected to be comprised of two fund companies initially providing a total of 18 separate investment portfolios: the Company, which is expected ultimately to be comprised of 11 portfolios investing primarily in fixed income securities, and another fund company, which is expected to be comprised of 7 portfolios investing primarily in equity securities. Subject to your approval as shareholders, the existing WAT Portfolios that have commenced operations (other than the International Securities Portfolio) will be managed by LM Institutional Advisors, Inc. and advised by Western Asset.

     We expect that the transition to the new structure should be relatively transparent to shareholders. Western Asset will continue providing the same investment advisory services to your WAT Portfolios as it has in the past. Importantly, the investment objectives of the Core, Limited Duration and Intermediate Portfolios will remain the same, and these Portfolios will continue to pay the same aggregate fee for investment advisory and administrative services as they do today; the new arrangements do not, in the aggregate, result in a fee increase. Other changes of note are expected to include a slight name change for all Portfolios, with "Western Asset" being added to their titles (e.g., the Core Portfolio will now be the Western Asset Core Portfolio), revisions to the Company's Articles of Incorporation, as amended, to, among other things, permit the issuance of multiple classes of shares, and modernization of the Portfolios' fundamental investment limitations. Each of these changes is explained in detail in the attached Proxy Statement.

     Seven of the existing members of the Company's Board of Directors that shareholders have previously elected will continue to serve on the Board, and you will be asked to vote on three new members of the Board of Directors. In addition, the Company's independent auditors, Price Waterhouse LLP, have been selected by the Directors to continue to so serve, and you will be asked to ratify this selection.

     With the proposed new fund family, the WAT Portfolios may be more attractive to a greater number of investors who desire a unified investment product with more investment choices offered through a variety of distribution channels. As a result, the Company's participation in LM Institutional Fund Advisors may lead to increased sales of shares, potentially resulting in greater investment flexibility for the WAT Portfolios and, to the extent of any increase in the size of the WAT Portfolios, possible reductions in operating expense ratios due to economies of scale -- thus potentially benefiting both existing and future shareholders.

     Whether or not you plan to be present at the meeting, your vote is needed. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy card promptly you can help the Company avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

                                          Sincerely,

                                          /s/ W. CURTIS LIVINGSTON

                                          W. Curtis Livingston, III
                                          President

     SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THEY CAN BE REPRESENTED AT THE MEETING.

                           WESTERN ASSET TRUST, INC.

                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO
                          117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ------------------------

     A special meeting (the "Meeting") of the shareholders of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio and International Securities Portfolio (each a "Portfolio" and collectively the "Portfolios") of Western Asset Trust, Inc. (the "Company") will be held on May 21, 1998, at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California 91105, for the following purposes:

     ALL SHAREHOLDERS WILL VOTE:

        1. To approve or disapprove a revised charter for the Company, which, among other things, will permit the issuance of multiple classes of shares and will limit shareholders' ability to remove Directors;

        2.  To elect three new Directors of the Company;

        3. To ratify the Board of Directors' selection of independent accountants;

     SHAREHOLDERS OF THE CORE, INTERMEDIATE, LIMITED DURATION AND MONEY MARKET PORTFOLIOS WILL VOTE:

        4a. To approve or disapprove a new Investment Management Agreement between the Company on behalf of the relevant Portfolio and LM Institutional Advisors, Inc. ("LMIA"), as described in the attached Proxy Statement;

        4b. To approve or disapprove a new Investment Advisory Agreement with respect to the relevant Portfolio between LMIA and Western Asset Management Company, as described in the attached Proxy Statement;

        5a. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to investments in real estate;

        5b. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to investments in commodities;

        5c. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to making loans;

        5d. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to borrowing and senior securities;

        5e. To approve or disapprove elimination of the relevant Portfolio's fundamental investment restriction with respect to margin transactions;

        5f. To approve or disapprove elimination of the relevant Portfolio's fundamental investment restriction with respect to pledging assets;

        5g. To approve or disapprove elimination of the relevant Portfolio's fundamental investment restriction with respect to investments in certain oil, gas or other mineral interests; and

     SHAREHOLDERS OF EACH PORTFOLIO WILL VOTE AS APPROPRIATE:

        6. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on April 9, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By order of the Board of Directors of
                                        the Company,

                                        Donna E. Barnes
                                        Secretary
April 15, 1998

                           WESTERN ASSET TRUST, INC.

                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO
                          117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This proxy statement is furnished to the holders of shares in the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio or International Securities Portfolio (each a "Portfolio" and collectively the "Portfolios") of Western Asset Trust, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a special meeting of such holders to be held at 9:00 a.m., Pacific time, on May 21, 1998, or any adjournment thereof (the "Meeting"), at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California. Shareholders of record at the close of business on April 9, 1998 are entitled to be present and vote at the Meeting. These proxy materials are first being made available to shareholders on or about April 17, 1998.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors and in the judgment of the proxyholders as to any other business that properly comes before the Meeting. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy or by attending the Meeting, requesting return of your proxy, and voting in person.

     COPIES OF EACH PORTFOLIO'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT 117 EAST COLORADO BOULEVARD, PASADENA, CALIFORNIA 91105, ATTENTION: DONNA BARNES, OR BY CALLING 1-800-822-5544.

     On the record date, April 9, 1998, there were: 5,345,082 shares of capital stock, $.001 par value per share, outstanding in the Core Portfolio, 2,932,699 shares of capital stock, $.001 par value per share, outstanding in the Intermediate Portfolio, 490,428 shares of capital stock, $.001 par value per share, outstanding in the Limited Duration Portfolio, 1,000 shares of capital stock, $.001 par value per share, outstanding in the Money Market Portfolio and 1,032,047 shares of capital stock, $.001 par value per share, outstanding in the International Securities Portfolio, for a total of 9,801,256 shares of capital stock, $.001 par value per share, outstanding in the Company. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

     Shareholders of each Portfolio are entitled to vote on each Proposal as follows:

-----------------------------------------------------------------------------------------------------
                                                                  PROPOSAL
-----------------------------------------------------------------------------------------------------
                                           1.          2.          3.       4.A. - 4.B.   5.A. - 5.G.
-----------------------------------------------------------------------------------------------------
 Core, Intermediate, Limited Duration
 and Money Market Portfolios              X           X           X           X             X
-----------------------------------------------------------------------------------------------------
 International Securities Portfolio       X           X           X
-----------------------------------------------------------------------------------------------------

PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE COMPANY'S CHARTER

     The Directors have approved, and are recommending that shareholders approve, revisions to the Company's Articles of Incorporation, as amended (the "Current Articles"). The proposed Articles of Amendment and Restatement (the "Proposed Articles") are attached as Appendix A to this Proxy Statement, and the description of the Proposed Articles contained herein is qualified in its entirety by reference to Appendix A. If the Proposed Articles are approved, the Company will continue to be governed by Maryland corporate law, and the Company's operations will remain subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules adopted thereunder by the Securities and Exchange Commission (the "SEC").

     Although the Proposed Articles have been amended and restated in their entirety and contain many differences from the Current Articles, the principal reason for revising the Company's charter at this time is to permit the Company's Portfolios to issue multiple classes of shares. The Current Articles provide for the issuance of an unlimited number of Portfolios, but only one class of shares of each Portfolio, with each share in that class representing an equal proportionate interest in the relevant Portfolio. The creation of one or more separate classes of shares of a Portfolio would permit the Directors to allocate costs associated with a class (such as distribution costs) to those investors who purchase the shares of such class. For example, it is currently expected that the Portfolios of LM Institutional Fund Advisors -- including certain Portfolios of the Company -- will offer two classes of shares: the Institutional Class and the Financial Intermediary Class. The principal economic difference between the classes is expected to be that the Financial Intermediary Class will bear a distribution fee (sometimes referred to as a "12b-1 fee"), while the Institutional Class will not. The creation of an additional class of shares will permit the distribution fee to be properly allocated to those shareholders who purchase the Financial Intermediary Class. CURRENT SHAREHOLDERS WILL HOLD INSTITUTIONAL CLASS SHARES AND WILL NOT PAY A 12B-1 FEE.

     Under the Proposed Articles, the two classes of shares of a Portfolio would participate in all other respects on an equal proportionate basis, including as to investment income, realized and unrealized gains and losses on portfolio investments and all operating expenses of the Portfolio not specifically allocated to a particular class by the Directors. The classes of shares will generally vote together as a single class at meetings of shareholders, except as otherwise required by the 1940 Act and except that shares of a class which is affected by any matter materially differently from shares of the other class will vote as a separate class and that holders of shares of a class not affected by a matter will not vote on that matter.

     The Company has no present intention of creating additional classes of shares of any Portfolio other than the Institutional Class and the Financial Intermediary Class, although under the Proposed Articles the Directors may do so in the future in their sole discretion and without shareholder approval. Any such additional class or classes of shares would have such different rights, preferences, privileges and obligations as the Directors may determine, consistent with Maryland law and the 1940 Act.

     The Proposed Articles also contain other changes from the Current Articles (such as the change in the name of the Company to LM Institutional Fund Advisors I, Inc. and of the Portfolios, for example, from Core Portfolio to Western Asset Core Portfolio), the most significant of which are summarized below. Shareholders should also review the full text of the Proposed Articles, which are attached as Appendix A to this Proxy Statement.

     REMOVAL OF DIRECTORS. The Current Articles do not specifically provide for the removal of Directors. The current Bylaws of the Company, which may be changed without shareholder approval, provide that a Director may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast by the shareholders for the election of Directors at any meeting where a quorum of shareholders is present. It is currently proposed that the Bylaws be revised to eliminate this provision at the April 17, 1998 meeting of the Board of Directors. The Proposed Articles, which may be changed only if declared advisable by the Board of Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter, require a Director's removal if (i) the holders of at least a majority of the votes entitled to be cast by the shareholders in the election of Directors approve the Director's removal, and (ii) there was "cause" to remove the Director. The Proposed Articles define "cause" as "(a) conviction of a felony, (b) a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the [Company] through bad faith or active and deliberate dishonesty, or (c) the barring or prohibition of such director from serving as a director of a registered investment company under Section 9 of the 1940 Act."

     Although it is rare for shareholders to seek to obtain control of an open-end investment company such as the Company, the change will make it more difficult to do so and would be disadvantageous to shareholders to the extent a change in control was proposed, shareholders supported such change in control and such change in control was not effected because of this proposed change to the Current Articles. The Company has been advised that this proposed change to the Current Articles is permitted under the Maryland General Corporation Law. The Board of Directors does not currently intend to recommend to shareholders or adopt themselves any other proposals that would make it more difficult to obtain control of the Company.

     QUORUM OF SHAREHOLDERS; VOTING RIGHTS. The Current Articles generally define a quorum as one-third (33 1/3%) of the outstanding shares entitled to vote on a matter. The Proposed Articles, however, would define a quorum as thirty percent (30%) of the outstanding shares entitled to vote on a matter. The change from 33 1/3% to 30% will make a quorum easier to achieve. Each share (or fraction thereof), regardless of net asset value, entitled to vote on a matter will continue to be entitled to one vote (or fraction thereof). The Current Articles provide that shares of the Company's various Portfolios will vote as a single class, except when required by the 1940 Act or when the Board of Directors determines that a matter affects only the interests of one Portfolio, in which case such matter shall be submitted to only that Portfolio's shareholders. The Proposed Articles contain similar provisions and, in addition, provide that when the Board of Directors determines that a matter affects one or more Portfolios in a materially different way, such Portfolio(s) shall vote on the matter separately. The Proposed Articles also provide for similar voting rights for classes of a Portfolio.

     STANDARDS IN RESPECT OF CONTRACTS WITH AFFILIATES. The Current Articles provide that all contracts with certain interested persons of the Company, when entered into, must, inter alia, be "reasonable and fair." The Proposed Articles require that, in order for any such contract not to be invalidated or voidable, the Directors must be aware of the affiliation, either by disclosure or prior knowledge. In addition, with respect to Directors of the Company, the Proposed Articles also require under certain circumstances that Section 2-419 of the Maryland General Corporation Law be satisfied. That provision generally imposes certain procedural requirements on the approval of any such contract or requires it to be fair and reasonable. The Proposed Articles also apply the same standards to transactions with affiliates.

     ALLOCATION OF INCOME AND LIABILITIES. The Current Articles provide that any income or liabilities that do not belong to a particular Portfolio of the Company will be allocated among all Portfolios in the discretion of the Directors. The Proposed Articles require that any such liability be allocated among the Portfolios based on relative net asset value. The Proposed Articles do not explicitly address the question of allocating income that does not belong to a particular Portfolio, although such income, if any, would be allocated in the discretion of the Directors.

     DETERMINATIONS BY DIRECTORS. Unlike the Current Articles, which are silent on this question, the Proposed Articles provide that the good faith determination on certain matters by the Board of Directors, in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, will be final and conclusive and binding on the Company and shareholders. The matters covered by this provision include: (a) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, the redemption of its stock or the payment of other distributions on its stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof; (d) the value, or any sale, bid or asked price to be applied in determining the value, of any security or other asset owned or held by the Company; and (e) any matters relating to the sale, purchase and/or other acquisition or disposition of securities or other assets of the Company. The Proposed Articles also provide that the Directors' determinations with respect to the allocation of liabilities among the Portfolios, and the allocation of assets, liabilities, income or expenses among the classes of shares of a Portfolio, shall be final and conclusive and binding on the Company and shareholders.

     INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Current Articles require that the Company must indemnify and advance expenses to the Directors and officers to the maximum extent permitted by federal and Maryland law. The Proposed Articles require that the Company must indemnify and advance expenses to Directors to the maximum extent permitted by federal and Maryland law, but do not obligate the Company to indemnify and advance expenses to officers, employees and agents of the Company, although the Company may do so in the discretion of the Board of Directors. In accordance with the 1940 Act, the Company will not indemnify any person for liability arising by reason of that person's willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. In accordance with Maryland law, the Company will not indemnify any Director or officer in respect of any proceeding charging improper personal benefit to the Director or officer in which the Director or officer was adjudged to be liable on the basis that personal benefit was improperly received.

     DISTRIBUTION OF ASSETS UPON LIQUIDATION. The Current Articles do not expressly provide for the distribution of assets upon liquidation. The Proposed Articles provide that in the event of the liquidation or dissolution of any series of stock of the Company, shareholders of such series shall be entitled to receive out of the assets of such series available for distribution to shareholders the assets belonging to such series. The Proposed Articles further provide that the assets so distributable to the shareholders of such series shall be distributed among such shareholders based on relative net asset value or such other fair and equitable method as the Board of Directors may determine.

     REDEMPTIONS. The Current Articles provide that upon redemption of shares, payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in the determination of net asset value, or may be in cash. The Proposed Articles provide that upon redemption of shares, payment for such shares of stock will be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it necessary or desirable for the Company to make payment wholly or partially in securities or other property or assets of the Company. Under the Current Articles, the Board of Directors may cause the Company to redeem a shareholder's shares, upon sixty days' notice and after an opportunity to increase the shareholder's investment, if the aggregate net asset value of those shares is less than $5 million. The Board of Directors may lower the $5 million amount. Under the Proposed Articles, the Board of Directors, under circumstances determined by the Board of Directors in its sole discretion, may cause the Company to redeem a shareholder's shares at their net asset value.

     NUMBER OF SHARES, STOCK SPLIT AND PAR VALUE. The Current Articles provide that 5,000,000,000 shares of the Company are authorized and that 100,000,000 shares of the Company are designated as shares of each of the Core, Limited Duration, Intermediate, Short Duration and Long Duration Portfolios and 1,000,000,000 shares of the Company are designated as shares of each of the Money Market, Mortgage Securities and International Securities Portfolios. It is anticipated that as a result of the Company's participation in the new fund family, LM Institutional Fund Advisors, the Company will experience a growth in assets and shareholders. Therefore, in the Proposed Articles the authorized number of shares of the Company is increased to 13,100,000,000 and the number of shares designated for each existing Portfolio, other than the Money Market, Mortgage Securities, Short Duration, Long Duration and International Securities Portfolios, have been increased to 1,000,000,000, with 500,000,000 shares being designated as shares of each of the Institutional Class and Financial Intermediary Class of each such Portfolio. Because of its policy of seeking to maintain a stable net asset value of one dollar per share, the Money Market Portfolio is expected to have a greater number of shareholders than the other Portfolios. As a result, 2,000,000,000 shares of the Company will be designated as shares of the Money Market Portfolio, with 1,000,000,000 shares being designated as shares of each of the Institutional Class and Financial Intermediary Class. Because they are not expected to participate in the new fund family and are likely to ultimately be terminated, the International Securities, Mortgage Securities, Short Duration and Long Duration Portfolios will have substantially fewer shares designated to them than the currently designated number of shares. Under the Proposed Articles, the Directors will have the authority to reclassify any authorized but unissued shares into shares of any Portfolio or class.

     If the Proposed Articles are approved by shareholders, each of the Limited Duration, Intermediate and Core Portfolios will "split" its shares, providing ten shares to each shareholder for each one share owned by the shareholder (and fractional shares will be split in the same ratio) (the "stock split"). Each shareholder will hold a greater number of shares having the same aggregate value as before the stock split. For example, if a shareholder holds one share of the Portfolio worth $150 on the date of the stock split, then after the stock split the shareholder will hold ten shares of the Portfolio, each worth $15, with a total worth of $150. The Proposed Articles have been drafted to reflect the stock split, and, as a result, the par value of the Company's shares will not change and will continue to be $0.001.

     REQUIRED VOTE. Approval of the Proposed Articles will require the affirmative vote of a majority of the votes entitled to be cast. Shares of all Portfolios shall vote as a single class.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ARTICLES.

PROPOSAL 2: ELECTION OF DIRECTORS

     The Directors of the Company, subject to election by shareholders, have elected John E. Bryson, Anita L. DeFrantz and Edward A. Taber, III as Directors of the Company. Although the election of these Directors is not required by law, the Directors have determined that it is in the best interests of the Company to ask the Company's shareholders to vote on the election of Messrs. Bryson and Taber and Ms. DeFrantz at the Meeting. The Directors believe that by having shareholders elect the proposed new Directors now, the Company may delay the time at which another shareholder meeting is required under the 1940 Act for the purpose of electing Directors, thereby saving the expense associated with holding such a meeting. Under the 1940 Act, the Company will be required to hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office has been elected by the shareholders. In addition, the Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by shareholders.

     If elected, Messrs. Bryson and Taber and Ms. DeFrantz have agreed to serve as Directors of the Company, and shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. If any of the Directors should be unavailable for election at the time of the Meeting (which is not presently anticipated), the shareholders or their proxies may vote for other persons in their discretion.

                         INFORMATION REGARDING NOMINEES

     Certain information about Messrs. Bryson and Taber and Ms. DeFrantz is set forth in the following table. An asterisk (*) indicates an individual who will be an interested person of the Company as defined in the 1940 Act. The business address of Mr. Bryson and Ms. DeFrantz is 117 East Colorado Boulevard, Pasadena, California 91105. The business address of Mr. Taber is 100 Light Street, Baltimore, Maryland 21202.

                NAME                     AGE                    BUSINESS EXPERIENCE
                ----                     ---                    -------------------
John E. Bryson.......................    54     Chairman and Chief Executive Officer of Edison
                                                International and its principal subsidiary, Southern
                                                California Edison (both electric utilities
                                                companies); Director of Pacific American Income
                                                Shares, Inc. (closed-end investment company), The
                                                Boeing Company, The Times Mirror Company, H.F.
                                                Ahmanson & Co. (holding company with respect to
                                                financial services products), and the W.M. Keck
                                                Foundation (philanthropic organization); Trustee of
                                                Stanford University.

                NAME                     AGE                    BUSINESS EXPERIENCE
                ----                     ---                    -------------------
Anita L. DeFrantz(1).................    45     President of the Amateur Athletic Foundation of Los
                                                Angeles; President of Kids in Sports; Vice President
                                                of the International Olympic Committee; Director of
                                                Pacific American Income Shares, Inc.; Board Member
                                                of the Amateur Athletic Foundation of Los Angeles,
                                                the International Olympic Committee, and the United
                                                States Olympic Committee Executive Board.
Edward A. Taber, III(2)*.............    54     Senior Executive Vice President of Legg Mason, Inc.;
                                                Director of the Legg Mason Value Trust, Inc., the
                                                Legg Mason Total Return Trust, Inc. and the Legg
                                                Mason Special Investment Trust, Inc.; Trustee of the
                                                Legg Mason Tax-Free Income Fund and the Legg Mason
                                                Cash Reserve Trust; President and a Director of the
                                                Legg Mason Income Trust, Inc., the Legg Mason Global
                                                Trust, Inc., LM Institutional Fund Advisors II, Inc.
                                                and the Legg Mason Investors Trust, Inc.; Director
                                                of Western Asset Management Company (investment
                                                management firm and the current investment adviser
                                                to the Portfolios), Western Asset Global Management,
                                                Limited, Bartlett & Co., Batterymarch Financial
                                                Management, Inc., Gray, Seifert & Co., Inc.
                                                (investment adviser), GSH & Co. Inc. (investment
                                                adviser holding company), Fairfield Group, Inc.
                                                (investment adviser), LM Institutional Advisors,
                                                Inc., and Legg Mason Fund Adviser, Inc.; formerly
                                                director of Taxable Fixed Income Division of T. Rowe
                                                Price Associates, Inc.

---------------
(1) It is currently proposed that, subject to election by shareholders, Ms. DeFrantz will be appointed as a member of the Audit Committee of the Board at the April 17, 1998 meeting of the Board of Directors. See footnote 2 to the next table for more information regarding the Audit Committee of the Board.

(2) Mr. Taber is an interested person because of his positions with Legg Mason, Inc. and its affiliates. Legg Mason, Inc. is the parent of LM Institutional Advisors, Inc. (the "Manager") and Western Asset Management Company ("Western Asset"). It is currently proposed that, subject to election by shareholders, Mr. Taber will be appointed as a member of the Executive Committee of the Board at the April 17, 1998 meeting of the Board of Directors. See footnote 3 to the next table for more information regarding the Executive Committee of the Board.

                    OTHER RELEVANT INFORMATION WITH RESPECT
                          TO THE ELECTION OF DIRECTORS

     The Company currently has eight Directors. Certain information is provided below with respect to (1) the current Directors and (2) officers of the Company who are not also Directors. The business address of each current Director is 117 East Colorado Boulevard, Pasadena, California 91105.

     CURRENT DIRECTORS. Certain information about the eight persons currently serving as Directors of the Company is set forth in the following table. An asterisk (*) indicates Directors who are interested persons of the Company as defined in the 1940 Act.

                NAME                   AGE                     BUSINESS EXPERIENCE
                ----                   ---                     -------------------
Ronald J. Arnault(3).................  54     President of RJA Consultants (energy industry
                                              financial consulting); member, Board of Governors of
                                              The Music Center of Los Angeles and the Center Theatre
                                              Group; Director of Pacific American Income Shares,
                                              Inc. Elected as a Director in 1997.
Norman Barker, Jr.(1)................  75     Former Chairman of the Board of First Interstate Bank
                                              of California and Former Vice Chairman of the Board of
                                              First Interstate Bancorp; currently a Director of
                                              Pacific American Income Shares, Inc., American Health
                                              Properties, ICN Pharmaceutical, Inc. and TCW
                                              Convertible Securities Fund, Inc.; Chairman of the
                                              Board of Bank Plus. Elected as a Director in 1990.
Dr. Richard C. Gilman(2).............  74     President Emeritus of Occidental College,
                                              1988 - present; Director of Pacific American Income
                                              Shares, Inc.; formerly President of Occidental
                                              College. Elected as a Director in 1990.
W. Curtis Livingston, III*(3)........  54     President, Director and Chief Executive Officer of
                                              Western Asset Management Company, December
                                              1980 - present; President, Pacific American Income
                                              Shares, Inc.; Director of Legg Mason, Inc. and LM
                                              Institutional Fund Advisors II, Inc.; Director and
                                              Vice Chairman of LM Institutional Advisors, Inc.
                                              Elected as a Director in 1993. Mr. Livingston also
                                              serves as President of the Company.
William G. McGagh(2)(3)..............  68     Consultant, McGagh Associates (corporate financial
                                              consulting), January 1989 - present; Director and
                                              Chairman of Pacific American Income Shares, Inc.;
                                              formerly Senior Vice President, Chief Financial
                                              Officer and Director of Northrop Grumman Corporation
                                              (aircraft, electronics and information technology).
                                              Elected as a Director in 1990. Mr. McGagh also serves
                                              as Chairman of the Board of Directors of the Company.
Ronald L. Olson*(2)(4)...............  56     Senior Partner, Munger, Tolles & Olson LLP (a law
                                              partnership); Director of Pacific American Income
                                              Shares, Inc., Edison International (electric utility
                                              company), Rand Corporation (non-profit, non-partisan
                                              think tank) and Berkshire Hathaway, Inc. (property and
                                              casualty insurance holding company). Elected as a
                                              Director in 1990.

                NAME                   AGE                     BUSINESS EXPERIENCE
                ----                   ---                     -------------------
Louis A. Simpson(3)..................  61     President and Chief Executive Officer Capital
                                              Operations of Government Employees Insurance Company
                                              (GEICO Corporation), May 1993 - present; Director of
                                              Pacific American Income Shares, Inc., Potomac Electric
                                              Power Company, Potomac Capital Investment Corporation,
                                              COHR, Inc. (medical products and services) and U.S.
                                              West, Inc. (cable, telephone, directory and
                                              information services corporation); formerly Vice
                                              Chairman of GEICO (1985 - 1993); Senior Vice President
                                              and Chief Investment Officer of GEICO (1979 - 1985);
                                              President and Chief Executive Officer of Western Asset
                                              Management Company (1977 - 1979). Elected as a
                                              Director in 1994.
William E.B. Siart(2)................  50     Director of Pacific American Income Shares, Inc.;
                                              formerly Chairman (1995 - 1996), Chief Executive
                                              Officer (1995 - 1996) and President (1990 - 1996) of
                                              First Interstate Bancorp; Member of the Board of
                                              Trustees of the University of Southern California.
                                              Elected as a Director in 1997.

---------------
(1) Mr. Barker's resignation as a Director of the Company has been accepted by the Board of Directors. Such resignation is effective as of April 17, 1998.

(2) Messrs. Gilman, McGagh and Olson are the current members of the Audit Committee of the Board. The Audit Committee meets with the Portfolios' independent accountants to review the financial statements of each of the Portfolios, the arrangements for special and annual audits, the adequacy of internal controls, each of the Portfolios' periodic reporting process, material contracts entered into by each of the Portfolios, the services provided by the accountants, any proposed changes in accounting practices or principles and the independence of the accountants and reports on such matters to the Board. There was one meeting of the Audit Committee during each of the fiscal year ended June 30, 1997 and the nine-month fiscal period ended March 31, 1998. It is currently proposed that, subject to Ms. DeFrantz's election by shareholders, Messrs. Gilman, Olson and Siart and Ms. DeFrantz will be appointed as the members of the Audit Committee of the Board at the April 17, 1998 meeting of the Board of Directors.

(3) Messrs. McGagh, Livingston and Simpson are the current members of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Portfolios that may be lawfully exercised by the full Board, except the power to authorize dividends on stock, authorize the issuance of stock generally, recommend to shareholders any action requiring shareholders' approval, amend the Bylaws, or approve any merger or share exchange which does not require shareholder approval. There was one meeting of the Executive Committee during each of the fiscal year ended June 30, 1997 and the nine-month fiscal period ended March 31, 1998. It is currently proposed that, subject to Mr. Taber's election by shareholders, Messrs. McGagh, Arnault, Simpson and Taber will be appointed as the members of the Executive Committee of the Board at the April 17, 1998 meeting of the Board of Directors.

(4) Mr. Olson is an interested person because the law firm in which he is a partner has provided certain services to the Company and Western Asset.

     During each of the fiscal year ended June 30, 1997 and the nine-month fiscal period ended March 31, 1998, there were four meetings of the Board of Directors. Each Director attended at least 75% of the meetings of the Board of Directors and each Committee held during the period the Director served on the Board or Committee.

     The Company currently has no compensation committee or nominating committee, although, as required by Rule 12b-1 under the 1940 Act, the selection and nomination of future Directors who are not interested persons of the Company is the responsibility solely of the then current Directors who are not interested persons of the Company. It is currently proposed that a nominating committee be established at the April 17, 1998 meeting of the Board of Directors, with Messrs. Bryson, Siart and Simpson proposed to be its members.

     OFFICERS. Certain information with respect to the officers of the Company who are not also Directors, including each officer's current position with their current employer, is set forth in the following table. The business address of Mr. Cahn and Ms. Karpinski is 100 Light Street, Baltimore, Maryland 21202. The business address of Ms. Panayotou and Mr. Zelouf is 155 Bishopsgate, London, EC2M 3TY. The business address of each other officer is 117 East Colorado Boulevard, Pasadena, California 91105.

            NAME, POSITION               OFFICER
          IN COMPANY, AND AGE             SINCE                    BUSINESS EXPERIENCE
          -------------------            -------                   -------------------
Donna E. Barnes,                           1993     Compliance Officer and Assistant Secretary of
  Secretary, 38                                     Western Asset Management Company, 1991 - present.

James D. Cahn,                             1998*    Senior Vice President of Legg Mason Wood Walker,
  Vice President, 38                                Inc., 1995 - present; President of LM
                                                    Institutional Advisors, Inc., February
                                                    1998 - present; Vice President LM Institutional
                                                    Fund Advisors II, Inc., March 1998 - present;
                                                    formerly Principal and Director, Retirement Plan
                                                    Services, Alex. Brown Incorporated, 1986 - 1995.

Carl L. Eichstaedt,                        1995     Portfolio Manager of Western Asset Management
  Vice President, 37                                Company, 1994 - present; formerly Vice President
                                                    and Portfolio Manager of Harris Investment
                                                    Management, 1993 - 1994 and Pacific Investment
                                                    Management Company, 1992 - 1993.

Kent S. Engel,                             1990     Managing Director and Chief Investment Officer of
  Vice President, 50                                Western Asset Management Company, 1969 - present;
                                                    Vice President and Portfolio Manager of Pacific
                                                    American Income Shares, Inc.

Keith J. Gardner,                          1995     Portfolio Manager of Western Asset Management
  Vice President, 39                                Company, 1994 - present; formerly Senior
                                                    Portfolio Manager, Legg Mason, Inc., 1992 - 1994.

Scott F. Grannis,                          1990     Director and Economist of Western Asset
  Vice President, 48                                Management Company, 1989 - present; Vice
                                                    President of Pacific American Income Shares,
                                                    Inc.; formerly Vice President, Leland-O'Brien
                                                    Rubinstein (investment firm), 1986 - 1989.

Ilene S. Harker,                           1990     Managing Director, Administration and Controls,
  Vice President, 43                                of Western Asset Management Company,
                                                    1978 - present; Vice President, Pacific American
                                                    Income Shares, Inc., since April 1996; formerly
                                                    Secretary of the Company and Secretary, Pacific
                                                    American Income Shares, Inc., 1993 - 1996.

James W. Hirschmann, III,                  1990     Managing Director, Marketing, of Western Asset
  Vice President, 37                                Management Company, 1989 - present; formerly Vice
                                                    President and Director of Marketing, Financial
                                                    Trust Corporation (bank holding company),
                                                    1988 - 1989; Vice President of Marketing,
                                                    Atalanta/Sosnoff Capital (investment management
                                                    company), 1986 - 1988.

            NAME, POSITION               OFFICER
          IN COMPANY, AND AGE             SINCE                    BUSINESS EXPERIENCE
          -------------------            -------                   -------------------
Marie K. Karpinski,                        1990     Vice President and Treasurer of twenty-one Legg
  Vice President and Treasurer, 49                  Mason/Bartlett funds (open-end investment
                                                    companies), 1986 - present; Assistant Treasurer
                                                    of Pacific American Income Shares, Inc.,
                                                    1988 - present; Treasurer of Legg Mason Fund
                                                    Adviser, Inc., March 1986 - present; Vice
                                                    President of Legg Mason Wood Walker, Inc., 1992 -
                                                    present; Assistant Vice President of Legg Mason
                                                    Wood Walker, Inc., 1989 - 1992.

Randolph L. Kohn,                          1990     Managing Director, Client Services, of Western
  Vice President, 51                                Asset Management Company, 1984 - present.

S. Kenneth Leech,                          1990     Managing Director, Portfolio Management, Western
  Vice President, 44                                Asset Management Company, 1990 - present;
                                                    formerly Senior Trader of Greenwich Capital,
                                                    1988 - 1990 and Fixed Income Manager of The First
                                                    Boston Corporation (holding company; stock and
                                                    bond dealers), 1985 - 1987.

Edward A. Moody,                           1990     Director and Portfolio Manager of Western Asset
  Vice President, 48                                Management Company, 1985 - present.

Joseph L. Orlando,                         1992     Marketing Executive of Western Asset Management
  Vice President, 37                                Company, 1992 - present.

Laura M. Panayotou,                        1998*    Director of Administration and Compliance,
  Vice President, 47                                Western Asset Global Management, Limited,
                                                    1996 - present; formerly Chief Administrative
                                                    Officer, Lehman Brothers Global Asset Management
                                                    Company Limited, 1984 - 1996.

Steven T. Saruwatari,                      1995     Senior Financial Officer, Western Asset
  Assistant Treasurer, 33                           Management Company, 1995 - present; formerly
                                                    Controller-Finance for LaSalle Paper
                                                    Company/Spicers Paper, Inc. (distributor of fine
                                                    printing papers), 1991 - 1994, and Senior Auditor
                                                    for Coopers and Lybrand L.L.P. (international
                                                    public accounting firm), 1988 - 1991.

Stephen A. Walsh,                          1994     Managing Director and Portfolio Manager, Western
  Vice President, 39                                Asset Management Company, 1991 - present;
                                                    formerly Portfolio Manager and Trader of Security
                                                    Pacific Investment Managers, Inc. (investment
                                                    management company), 1989 - 1991.

Michael B. Zelouf,                         1998*    Director of International Investments, Western
  Vice President, 35                                Asset Global Management, Limited, 1996 - present;
                                                    formerly Portfolio Manager, Lehman Brothers
                                                    Global Asset Management Company Limited,
                                                    1989 - 1996; Portfolio Manager, Fuji
                                                    International Finance Limited, 1987 - 1989.

---------------
* It is currently proposed that Ms. Panayotou and Messrs. Cahn and Zelouf each be elected as a Vice President of the Company at the April 17, 1998 meeting of the Board of Directors.

     Each executive officer holds office until his or her successor is chosen by the Board and qualified, or until his or her earlier death, resignation or removal.

     COMPENSATION. Officers and Directors of the Company who are affiliated persons of Western Asset or its affiliates, including Legg Mason Fund Adviser, Inc. (the "Administrator"), Legg Mason Wood Walker, Inc. ("LMWW"), or Arroyo Seco, Inc. ("Arroyo Seco"), receive no salary or fees from the Company. Independent Directors of the Company receive a fee of $2,000 annually for service as a Director, and a fee of $500 per Portfolio for each meeting of the Board of Directors attended by him or her. Mr. McGagh, the Chairman of the Board, receives an additional $1,000 per year for serving in that capacity.

     The following table provides certain information relating to the compensation of the Company's Directors and officers for the nine-month fiscal period ended March 31, 1998.

                                                               AGGREGATE     TOTAL COMPENSATION FROM
                                                              COMPENSATION     PORTFOLIOS AND FUND
                                                                  FROM           COMPLEX PAID TO
                NAME OF PERSON AND POSITION                   PORTFOLIOS*          DIRECTORS**
                ---------------------------                   ------------   -----------------------
William G. McGagh -- Chairman of the Board and Director         $11,250              $20,300
Ronald J. Arnault*** -- Director                                $ 7,000              $ 4,500
Norman Barker Jr. -- Director                                   $ 9,500              $20,400
Dr. Richard C. Gilman -- Director                               $10,000              $18,500
W. Curtis Livingston, III -- President and Director                None                 None
Ronald L. Olson -- Director                                     $10,000              $18,500
Louis A. Simpson -- Director                                    $10,000              $18,500
William E. B. Siart*** -- Director                              $ 9,500              $13,500
Donna E. Barnes -- Secretary                                       None                 None
James D. Cahn -- Vice President                                    None                 None
Carl L. Eichstaedt -- Vice President                               None                 None
Kent S. Engel -- Vice President                                    None                 None
Keith J. Gardner -- Vice President                                 None                 None
Scott F. Grannis -- Vice President                                 None                 None
Ilene S. Harker -- Vice President                                  None                 None
James W. Hirschmann, III -- Vice President                         None                 None
Marie K. Karpinski -- Vice President and Treasurer                 None                 None
Randolph L. Kohn -- Vice President                                 None                 None
S. Kenneth Leech -- Vice President                                 None                 None
Edward A. Moody -- Vice President                                  None                 None
Joseph L. Orlando -- Vice President                                None                 None
Laura M. Panayotou -- Vice President                               None                 None
Steven T. Saruwatari -- Assistant Treasurer                        None                 None
Stephen A. Walsh -- Vice President                                 None                 None
Michael B. Zelouf -- Vice President                                None                 None

---------------
  * Represents fees paid to each Director during the nine-month fiscal period ended March 31, 1998.

 ** Represents aggregate compensation paid to each Director during the calendar year ended December 31, 1997 for serving as a Director of the Company and of a closed-end investment company advised by Western Asset. Mr. Bryson, a nominee for Director, received $8,100 as compensation during the calendar year ended December 31, 1997 for serving as a Director of such closed-end investment company.

*** Elected as Directors September 11, 1997.

     The Directors and officers of the Company own no shares in any Portfolio.

     OTHER INFORMATION. The Administrator currently serves as the administrator for the Company. LMWW and Arroyo Seco act as distributors of the shares of the Portfolios. The Administrator, LMWW and Western Asset are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company. Arroyo Seco is a wholly owned subsidiary of Western Asset. The address of the Company, Western Asset and Arroyo Seco is

117 East Colorado Boulevard, Pasadena, California 91105. The address of the Administrator and LMWW is 100 Light Street, Baltimore, Maryland 21202.

     REQUIRED VOTE. The nominees receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Portfolios shall vote as a single class.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS ELECT EACH OF THE NOMINEES.

PROPOSAL 3: SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, including the Directors who are not interested persons of the Company, have selected, by means of an unanimous written consent, Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending March 31, 1999. The Directors expect to ratify the appointment of Price Waterhouse LLP in person at their upcoming meeting on April 17, 1998. A representative of Price Waterhouse LLP will not be present at the Meeting to make a statement or respond to appropriate questions.

     REQUIRED VOTE. The affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required to ratify the Directors' selection of independent accountants. Shares of all Portfolios shall vote as a single class.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.

PROPOSAL 4: APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AND INVESTMENT
            ADVISORY AGREEMENTS (CORE, INTERMEDIATE, LIMITED DURATION AND MONEY MARKET PORTFOLIOS ONLY)

     The Board of Directors is recommending that shareholders of each of the Core, Intermediate, Limited Duration and Money Market Portfolios approve a new Investment Management Agreement (the "Management Agreement") between the Company and LM Institutional Advisors, Inc. (the "Manager") and a new Investment Advisory Agreement between the Manager and Western Asset (the "Advisory Agreement"; together with the Management Agreement, the "New Agreements"). Your approval of the New Agreements is being sought because, under the 1940 Act, all advisory agreements -- such as each Management Agreement and each Advisory Agreement -- must initially be approved by shareholders of a registered investment company such as the Company. You are being asked to vote on each New Agreement separately for each Portfolio.

     CURRENT ADVISORY AGREEMENT. Western Asset currently serves as investment adviser to each Portfolio under an Investment Advisory Agreement dated August 24, 1990, and as amended on February 8, 1996, between Western Asset and the Company covering the Core, Limited Duration and Money Market Portfolios; and an Investment Advisory Agreement dated February 10, 1994, and as amended on February 8, 1996, between Western Asset and the Company covering the Intermediate Portfolio. These agreements were most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or Western Asset (the "Independent Directors"), on March 6, 1998. These Agreements were most recently approved by the shareholders of the Core, Limited Duration and Money Market Portfolios on October 3, 1991 and of the Intermediate Portfolio on June 30, 1994, in each case for the purpose of obtaining initial shareholder approval of these agreements.

     Under the current advisory agreements, Western Asset is responsible, subject to the general supervision of the Board of Directors, for the actual management of each Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Portfolios' Prospectus and Statement of Additional Information. Western Asset also is responsible for the compensation of Directors and officers of the Company who are employees of Western Asset or its affiliates. Western Asset receives for its services to each Portfolio an advisory fee, calculated daily and payable monthly, at an annual rate equal to 0.40% of the Core Portfolio's average daily net assets; 0.35% of the Intermediate Portfolio's average daily net assets; 0.30% of the Limited Duration Portfolio's average daily net assets; and 0.30% of the Money Market Portfolio's average daily net assets.

     Each Portfolio pays all of its other expenses which are not assumed by Western Asset or the Administrator. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not officers or employees of Western Asset, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, distribution fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Company may be a party. The Company may also have an obligation to indemnify its Directors and officers with respect to litigation.

     Under the current advisory agreements, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

     Each of the current advisory agreements provides that it will continue in effect for an initial term of two years from its effective date and thereafter only so long as the agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors and (ii) the majority vote of either the Board of Directors or the vote of a majority of the outstanding voting securities of the relevant Portfolio.

     The current advisory agreements terminate automatically upon assignment and are terminable with respect to any Portfolio at any time without penalty by vote of the Company's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not less than sixty days' notice to the other party, and may be terminated immediately upon the mutual written consent of Western Asset and the Company.

     The current advisory agreements provide that Western Asset has certain proprietary rights regarding the name "Western Asset."

     CURRENT ADMINISTRATION AGREEMENT. The Administrator, an affiliate of the Manager and Western Asset, serves as the Portfolios' administrator under an Administration Agreement between the Company and the Administrator dated as of August 24, 1990 covering the Core, Limited Duration and Money Market Portfolios, and an Administration Agreement dated February 10, 1994 covering the Intermediate Portfolio (together, the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator is paid a monthly fee (calculated daily) at the annual rate of 0.10% of the Core, Limited Duration and Money Market Portfolios' average daily net assets and 0.05% of the Intermediate Portfolio's average daily net assets. The Administrator is currently waiving a portion of its fees for the Core, Limited Duration and Money Market Portfolios. For those Portfolios, the Administrator is receiving a monthly fee at the annual rate of 0.05%. Under the Administration Agreement, the Administrator, among other services, manages the non-investment affairs of the Portfolios, directs matters related to the operation of the Portfolios, provides office space and administrative staff for the Portfolios, oversees accounting and recordkeeping services provided by the Portfolios' custodian and transfer and dividend-disbursing agent, and provides certain shareholder services not provided by the Portfolios' transfer and dividend-disbursing agent. The Administration Agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon sixty days' notice. The Administration Agreement further provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with performance of the agreement, except a loss resulting from willful malfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder.

     OVERVIEW OF PROPOSED MANAGEMENT, ADVISORY AND ADMINISTRATION
ARRANGEMENTS. If approved by shareholders, the Company, with respect to each Portfolio, will enter into the Management Agreement with the Manager and the Manager will enter into the Advisory Agreement with Western Asset. The Manager and Western Asset have informed the Directors that they anticipate that there will be no changes in the day-to-day management and operations relating to investment management of the Portfolios, including in the personnel managing the Portfolios. Neither the Manager nor Western Asset anticipates that the New Agreements will cause any reduction in the quality of services now provided to the Portfolios.

     The forms of the Management Agreement and the Advisory Agreement differ from the current advisory agreements and the Administration Agreement. Despite these differences in form, as explained in more detail below, under the Management Agreement and the Advisory Agreement the Portfolios will receive the same level of advisory and administrative services as they currently do today. Each of the Management Agreement and the Advisory Agreement is described in greater detail below.

     MANAGEMENT AGREEMENT. With respect to advisory services, the Management Agreement provides that, subject to such policies as the Directors may determine, the Manager will select and review the Portfolios' investments. With respect to administrative services, the Management Agreement provides that the Manager will manage the non-investment affairs of the Portfolios and direct matters related to the operation of the Portfolios. The Company will pay the Manager a management fee, calculated daily and payable monthly, as described below for its services under the Management Agreement.

     The Management Agreement provides that the Manager may subcontract all or a portion of its investment advisory duties to another party, subject to the appropriate approvals by the Board of Directors and shareholders. Subject to receiving shareholder approval, the Board of Directors has approved the subcontracting of the investment advisory duties to Western Asset pursuant to the Advisory Agreements. The Management Agreement also provides that the Manager may subcontract all or a portion of its administrative duties to another party, without shareholder approval.

     The Management Agreement provides that it shall continue in effect (unless terminated automatically upon assignment) until terminated by the Company or the Manager by not more than sixty days' written notice. The Company may terminate the Management Agreement by vote of the Board of Directors or by vote of a majority of the relevant Portfolio's outstanding voting securities. Any such termination would be without the payment of any penalty. The Management Agreement will also automatically terminate if (i) the Directors or the shareholders of the relevant Portfolio by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and (ii) a majority of the Directors who are not interested persons of the Company or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the Management Agreement's continuance. This automatic termination will occur at the close of business on the second anniversary of the Management Agreement's execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties thereunder, the Manager will not be subject to any liability to the Portfolio or to any shareholder of the Portfolio, for any act or omission in the course of, or connected with, rendering services thereunder.

     The Management Agreement provides that the Portfolios will be responsible for the same types of fees and expenses as is currently the case under the current advisory agreements, that the Manager and its affiliates may obtain "brokerage and research services" in connection with a Portfolio's investments, that, under certain circumstances, the Manager may cause a Portfolio to pay a broker that provides brokerage and research services to the Manager or its affiliates a higher commission than that charged by other brokers, that affiliates of the Manager may receive compensation for effecting securities transactions for a Portfolio, and that the Manager has certain proprietary rights regarding the name "LM Institutional Fund Advisors" and the initials "LM."

     Pursuant to the Management Agreement, the Company will pay the Manager a fee, calculated daily and payable monthly, at an annual rate equal to 0.45% of the Core Portfolio's average daily net assets; 0.40% of the Intermediate Portfolio's average daily net assets; 0.35% of the Limited Duration Portfolio's average daily net assets; and 0.20% of the Money Market Portfolio's average daily net assets. This management fee compensates the Manager for both advisory services and administrative services performed under the Management Agreement.

     The proposed management fee is equal to or less than the current contractual advisory fees and administrative fees. In other words, the contractual level of the management fee to be paid to the Manager by each Portfolio is equal to or less than the total of (a) the contractual advisory fee under the current advisory agreement with Western Asset, plus (b) the contractual administrative fee under the current Administration Agreement with the Administrator. For the Intermediate Portfolio, the proposed management fee is equal to the current contractual advisory and administrative fees. For the other Portfolios, the proposed management fee is less than the current contractual advisory and administrative fees. As noted above, fee waivers reduce the current contractual advisory and/or administrative fees.

     The foregoing is only a summary of the Management Agreement. A form of the Management Agreement is attached to this Proxy Statement as Appendix B, and the description of the Management Agreement contained herein is qualified in its entirety by reference to Appendix B.

     ADVISORY AGREEMENT. Western Asset will continue to provide the same investment advisory services to the Portfolios under the Advisory Agreement as it does under the current advisory agreements. The Manager will pay Western Asset an advisory fee out of the Manager's fee paid to it by the Company, calculated daily and payable monthly, at an annual rate equal to 0.40% of the Core Portfolio's average daily net assets; 0.35% of the Intermediate Portfolio's average daily net assets; 0.30% of the Limited Duration Portfolio's average daily net assets; and 0.15% of the Money Market Portfolio's average daily net assets.

     The Advisory Agreement provides that it shall continue in effect (unless terminated automatically upon assignment) until terminated by the Manager, Western Asset, or the Company by not more than sixty days' written notice. The Company may terminate the Advisory Agreement by vote of the Board of Directors or by vote of a majority of the relevant Portfolio's outstanding voting securities. Any such termination would be without the payment of any penalty. The Advisory Agreement will also automatically terminate if (i) the Directors or the shareholders of the relevant Portfolio by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and (ii) a majority of the Directors who are not interested persons of the Company, the Manager, or Western Asset by vote cast in person at a meeting called for the purpose of voting on such approval do not specifically approve at least annually the Advisory Agreement's continuance. This automatic termination will occur at the close of business on the second anniversary of the Advisory Agreement's execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

     The Advisory Agreement provides that Western Asset and its affiliates may obtain "brokerage and research services" in connection with a Portfolio's investments, that, under certain circumstances, Western Asset may cause a Portfolio to pay a broker that provides brokerage and research services to Western Asset or its affiliates a higher commission than that charged by other brokers, that affiliates of Western Asset may receive compensation for effecting securities transactions for a Portfolio, and that Western Asset has certain proprietary rights regarding the name "Western Asset."

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Western Asset, or reckless disregard of its obligations and duties thereunder, Western Asset will not be subject to any liability to the Manager, the Portfolio or any shareholder of the Portfolio, for any act or omission in the course of, or connected with, rendering services thereunder.

     The foregoing is only a summary of the Advisory Agreement. A form of the Advisory Agreement is attached to this Proxy Statement as Appendix C, and the description of the Advisory Agreement contained herein is qualified in its entirety by reference to Appendix C.

     COMPARATIVE FEE INFORMATION. The following tables compare the amounts that Western Asset received and waived under the current advisory agreements during the fiscal year ended June 30, 1997 and the nine-month fiscal period ended March 31, 1998 to what the Manager would have received and waived had the New Agreements been in place for the same periods.


 ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  INCREASE AS A
FOR THE FISCAL                                                                       INCREASE (PROPOSED           PERCENTAGE OF
YEAR ENDED                                                           PROPOSED           MANAGEMENT FEES        CURRENT ADVISORY
6/30/97                     CURRENT ADVISORY FEES             MANAGEMENT FEES      VERSUS CURRENT FEES)                    FEES
-------------------------------------------------------------------------------------------------------------------------------
                                                     WOULD HAVE
                           RECEIVED                    RECEIVED
                           PRIOR TO       WAIVER       PRIOR TO       WAIVER     PRIOR TO        AFTER    PRIOR TO        AFTER
                             WAIVER       AMOUNT         WAIVER       AMOUNT       WAIVER       WAIVER      WAIVER       WAIVER
-------------------------------------------------------------------------------------------------------------------------------
 Core Portfolio          $2,006,880      $22,402     $2,257,740      $22,402     $250,860     $250,860      12.50%       12.64%
-------------------------------------------------------------------------------------------------------------------------------
 Intermediate              $568,685     $158,505       $649,926     $158,505      $81,241      $81,241      14.29%       19.81%
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Limited Duration           $60,550      $60,550        $70,642      $70,642      $10,092           $0      16.67%        0.00%
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------------
FOR THE NINE-                                                                                                     INCREASE AS A
MONTH FISCAL                                                                         INCREASE (PROPOSED           PERCENTAGE OF
PERIOD ENDED                                                         PROPOSED           MANAGEMENT FEES        CURRENT ADVISORY
3/31/98                     CURRENT ADVISORY FEES             MANAGEMENT FEES      VERSUS CURRENT FEES)                    FEES
-------------------------------------------------------------------------------------------------------------------------------
                                                     WOULD HAVE
                           RECEIVED                    RECEIVED
                           PRIOR TO       WAIVER       PRIOR TO       WAIVER     PRIOR TO        AFTER    PRIOR TO        AFTER
                             WAIVER       AMOUNT         WAIVER       AMOUNT       WAIVER       WAIVER      WAIVER       WAIVER
-------------------------------------------------------------------------------------------------------------------------------
 Core Portfolio          $1,768,533      $30,085     $1,989,600      $30,085     $221,067     $221,067      12.50%       12.72%
-------------------------------------------------------------------------------------------------------------------------------
 Intermediate              $662,991     $142,053       $757,704     $142,053      $94,713      $94,713      14.29%       18.18%
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Limited Duration           $75,861      $75,861        $88,605      $88,605      $12,644           $0      16.67%        0.00%
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------

     No comparative information is provided for fees paid by the Manager to Western Asset pursuant to the Advisory Agreements because, in each case, such fees are no greater than the current contractual rates for fees paid by the Portfolios to Western Asset under the current advisory agreements.

     Western Asset currently serves as an investment adviser or sub-adviser to a number of registered investment companies that have investment objectives and policies similar to those of the Money Market and Core Portfolios. Western Asset currently serves as the investment adviser to the Legg Mason Cash Reserve Trust which has a similar investment objective and policies to the Money Market Portfolio and had net assets of approximately $1.3 billion as of March 31, 1998. According to that fund's most recent prospectus, for services to that fund, Western Asset is paid by that fund's manager at an annual rate equal to 30% of the fee received by the manager, or approximately: 0.15% of the first $500 million of the fund's average daily net assets; 0.1425% of the next $500 million of the fund's average daily net assets; 0.135% of the next $500 million of the fund's average daily net assets; 0.1275% of the next $500 million of the fund's average daily net assets; and 0.12% of the fund's average daily net assets over $2 billion.

     Western Asset currently serves as the investment adviser to the Legg Mason Investment Grade Income Portfolio, which has a similar investment objective and policies to the Core Portfolio and had net assets of approximately $132 million as of March 31, 1998. According to that fund's most recent prospectus, for services to that fund, Western Asset is paid by that fund's manager a fee at the rate of 40% of the fee received by the manager, or 0.24% of that fund's average daily net assets. Western Asset also serves as one of several sub-advisers to a number of funds with investment objectives and policies similar to the Core Portfolio in a "multi-manager" arrangement where Western Asset is responsible for managing only a portion of the fund's assets. For its services as one of three sub-advisers to each of the SEI Core Fund, the SEI Institutional Investors Trust Core Fund, and the Institutional Managed Trust Core Fund, Western Asset receives a fee at an annual rate of 0.125% of the average daily net assets of each fund that is allocated to Western Asset to manage. As of March 31, 1998, Western Asset had been allocated $602 million, $371 million and $5 million, respectively, of each fund's net assets to manage. For its services as one of three sub-advisers to the AHA Balanced Fund and one of two sub-advisers to the AHA Full Maturity Fund, Western Asset receives a fee at an annual rate of 0.20% of the average daily net assets of each fund that is allocated to Western Asset to manage. As of March 31, 1998, Western Asset had been allocated $34 million and $20 million, respectively, of each fund's net assets to manage.

     PRINCIPAL EXECUTIVE OFFICER AND DIRECTOR INFORMATION. The following tables provide certain information concerning the principal executive officer and Directors of each of the Manager and Western Asset. Each person listed would be considered an "interested person" (as defined in the 1940 Act) of the Company and either the Manager or Western Asset, as appropriate. Each person's address, for those persons associated with the Manager, is 100 Light Street, Baltimore, Maryland 21202, and, for those persons associated with Western Asset, is 117 East Colorado Boulevard, Pasadena, California 91105.

THE MANAGER


 -----------------------------------------------------------------------------------------------------------
                                    POSITION WITH
NAME AND                            THE COMPANY                     PRINCIPAL OCCUPATION
POSITION WITH THE MANAGER           (IF ANY)
------------------------------------------------------------------------------------------------------------
 Edward A. Taber, III               Nominee for Director            Senior Executive Vice President, Legg
   Director and Chairman                                            Mason, Inc.
------------------------------------------------------------------------------------------------------------
 W. Curtis Livingston, III          Director and President          Chairman and Chief Executive Officer,
   Director and Vice Chairman                                       Western Asset
------------------------------------------------------------------------------------------------------------
 James D. Cahn                      None*                           Senior Vice President, Legg Mason Wood
   Director and President                                           Walker, Inc.
------------------------------------------------------------------------------------------------------------
 Charles A. Bacigalupo              None                            Senior Vice President, Legg Mason, Inc.
   Director
------------------------------------------------------------------------------------------------------------
 William H. Miller, III             None                            President, Legg Mason Fund Adviser, Inc.
   Director
------------------------------------------------------------------------------------------------------------

---------------

* It is currently proposed that Mr. Cahn be elected as a Vice President of the Company at the April 17, 1998 meeting of the Board of Directors.

WESTERN ASSET


 -----------------------------------------------------------------------------------------------------------
NAME AND POSITION                   POSITION WITH THE COMPANY       PRINCIPAL OCCUPATION
  WITH WESTERN ASSET                (IF ANY)
------------------------------------------------------------------------------------------------------------
 W. Curtis Livingston, III          President                       Chairman and Chief Executive Officer,
   Chairman and Chief Executive                                     Western Asset
   Officer
------------------------------------------------------------------------------------------------------------
 Kent S. Engel                      Vice President                  Director, Chief Investment Officer,
   Director                                                         Western Asset
------------------------------------------------------------------------------------------------------------
 Raymond A. Mason                   None                            Chairman, President and Chief Executive
   Director                                                         Officer, Legg Mason, Inc.
------------------------------------------------------------------------------------------------------------
 Elisabeth N. Spector               None                            Senior Vice President, Legg Mason, Inc.
   Director
------------------------------------------------------------------------------------------------------------
 Edward A. Taber, III               Nominee for Director            Senior Executive Vice President, Legg
   Director                                                         Mason, Inc.
------------------------------------------------------------------------------------------------------------

     CORPORATE AFFILIATIONS OF THE MANAGER, WESTERN ASSET AND THE ADMINISTRATOR. Each of the Manager, Western Asset and the Administrator are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company. The address of the Manager and the Administrator is 100 Light Street, Baltimore, Maryland 21203-1476. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

     DIRECTOR ACTION AND RECOMMENDATION. The Directors, including the Independent Directors, met on two separate occasions -- February 12, 1998 and March 6, 1998 -- to review various materials prepared by the Manager and Western Asset in connection with the New Agreements and to discuss these matters with representatives of the Manager and Western Asset and among themselves.

     A primary consideration of the Independent Directors was the representations of the Manager and Western Asset that (i) they anticipate that there will be no changes in the day-to-day management and operations relating to the investment advisory services provided to the Company, including in the personnel managing the Portfolios, and (ii) they do not anticipate that the New Agreements will cause any reduction in the quality of services now provided to the Company, or have any adverse effect on Western Asset's ability to fulfill its obligations to the Company. The Directors also considered the performance of Western Asset to date in providing services to the Company. In addition, the Board of Directors considered the opportunities and advantages presented by the Company's participation in a new institutional fund family, the attendant restructuring of the advisory relationship between the Manager and Western Asset, and the potential efficiencies and asset growth resulting therefrom.

     Having considered these factors and their impact on the Portfolios, the Directors, including the Independent Directors, voted to approve the New Agreements at their March 6, 1998 meeting and to recommend to shareholders that they approve the New Agreements.

     REQUIRED VOTE. As provided in the 1940 Act, approval of a New Agreement with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Portfolio or (ii) 67% or more of the shares of that Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE EACH NEW
AGREEMENT.

     If the shareholders do not approve a New Agreement, the Directors will take such further action as they may deem to be in the interests of the shareholders of the Company.

PROPOSAL 5: PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS (CORE,
            INTERMEDIATE, LIMITED DURATION AND MONEY MARKET PORTFOLIOS ONLY)

     As described in the following proposals, the Directors are recommending that shareholders approve a number of changes to the fundamental investment restrictions of the Core, Intermediate, Limited Duration and Money Market Portfolios, including the elimination of certain of these restrictions. The purpose of these changes is to increase the Portfolios' investment flexibility consistent with the Portfolios' current investment objectives. The Directors believe that by changing the fundamental investment restrictions, as described below, the Portfolios will avoid situations where a fundamental investment restriction will prevent a Portfolio, absent another shareholder vote, from taking advantage of opportunities that are legally permissible and potentially advantageous to shareholders. The adoption of any of these proposals is not contingent on the adoption of any other proposal.

     REQUIRED VOTE FOR ITEMS 5.A. - 5.G. As provided in the 1940 Act, approval of amendments to or elimination of any of the fundamental investment restrictions with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of such Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS AS DESCRIBED BELOW.

5.a. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE

     The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in real estate be amended in order to permit the Portfolios the maximum flexibility to invest in real estate and real estate-related instruments. The current restriction states that the Portfolios may not:

          "Purchase or sell real estate, provided that a Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts."

          The proposed amended fundamental investment restriction is set forth below:

          "Each Portfolio may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

     Although the 1940 Act requires registered investment companies to have a fundamental policy on investing in real estate, it does not require a registered investment company to restrict its investments in real estate. The Portfolios currently have no plans to invest directly in real estate, especially in light of current tax laws applicable to the Portfolios which limit the amount of income they can earn from real estate in order to continue to qualify as "regulated investment companies" accorded special tax treatment under the Internal Revenue Code. This proposal is therefore anticipated to have little current practical effect on the Portfolios. However, if this proposal is approved, a Portfolio may at some future time determine that direct investments in real estate are in its best interests. If this proposal is approved, each Portfolio may also, consistent with its investment objectives and policies and applicable law, invest in various real estate-related instruments, such as real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.

     Investments in real estate and real estate-related instruments entail certain risks due to a variety of factors. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and regional markets for competing assets, changes in applicable laws and government regulations (including taxes), and social and economic trends. In addition, real estate-related instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

     Certain assets in which each Portfolio may invest following the amendment of this restriction may not be readily marketable. Investments in real estate and real estate-related instruments that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or instrument for purposes of determining a Portfolio's net asset value and the possibility that a Portfolio would be unable to sell the real estate or instrument at a price approximating its market value when it decides to sell it.

5.b. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES

     The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in commodities and commodity contracts be amended in order to permit the Portfolios the maximum flexibility to invest in a range of commodities, commodity contracts or investments which might for certain technical reasons be considered to be commodities or commodity contracts. The current restriction states that the Portfolios may not:

          "Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts."

     The proposed fundamental investment restriction is set forth below:

          "Each Portfolio may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

     Although the 1940 Act requires registered investment companies to maintain a policy regarding their investments in commodities, it does not require a registered investment company to restrict its investments in commodities. If approved, the amended restriction would permit the Portfolios to use financial futures contracts, options (including options on financial futures contracts) and forward contracts to the fullest extent permitted under applicable law. The restriction would also permit the Portfolios to invest in other commodities and commodity contracts, such as direct investments in gold and other precious metals. However, no Portfolio currently expects to invest in commodities or commodity contracts other than financial futures contracts, options and forward contracts, including any such transactions relating to foreign currencies. Each Portfolio, however, would like the ability to consider using these investment techniques in the future.

     Certain risks could arise from the use of futures, options and forward contracts by a Portfolio, including the possibility of imperfect correlations among movements in the prices of futures, options and forward contracts purchased or sold by the Portfolio, of the underlying commodity, security, index or currency and, in the case of hedging transactions, of the liability or securities that are the subject of the hedge. The successful use of these strategies further depends on the ability to forecast market movements correctly. Other risks arise from the potential inability to close out futures, options or forward positions. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. Futures, options and forward contracts typically entail leverage, involve costs and may result in losses.

     Investing in commodities and commodity contracts may also entail certain other risks, including the effects of the activities of market participants who invest mainly for purposes of hedging or speculating. Other factors impacting the value of investments in commodities include changes in the costs associated with the actual storage of a commodity; risks associated with market changes and their impact on the reinvestment of proceeds; variables such as drought, floods, weather, livestock disease, embargoes, and tariffs; and the decreased liquidity and increased liability which may result from swap agreements or other non-exchange traded instruments that facilitate indirect investment in commodities.

5.c. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO MAKING LOANS

     The Directors are recommending that the Portfolios' fundamental investment restriction with respect to making loans be revised to, among other things, permit the Portfolios to purchase securities that are not publicly distributed, which could be considered loans for these purposes. The current restriction states that the Portfolios may not:

          "Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans."

     The proposed amended fundamental investment restriction is set forth below:

          "Each Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

     If this proposal is approved, each Portfolio may, consistent with its investment objectives and policies and applicable law, make loans, including purchasing securities that are not publicly distributed. The 1940 Act permits a Portfolio to make loans only if expressly permitted by the Portfolio's investment policies, but never to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolio may, however, make other loans which if made would expose shareholders to certain additional risks, such as the failure of the other party to repay the loan.

     Securities that are not publicly distributed are generally restricted as to resale under federal securities laws or by contract. Such securities are often less liquid and more difficult to value than securities that are publicly distributed, and a Portfolio may find it more difficult to sell such securities at a price that approximates fair market value.

5.d. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO BORROWING AND SENIOR SECURITIES

     The Directors are recommending that the Portfolios' fundamental investment restriction with respect to borrowing and senior securities be amended to grant the Portfolios the maximum flexibility permitted by the 1940 Act. The Portfolios' current restriction states that the Portfolios may not:

          "Borrow money or issue senior securities, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that any Portfolio may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information."

     The proposed fundamental investment restriction is set forth below:

          "Each Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

     If the amendment to this restriction is approved, each Portfolio will also adhere to the following non-fundamental limitation on borrowing:

          "Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar roll transactions), a Portfolio will not make investments while its borrowing is in excess of 5% of its total assets."

     Because this limitation is nonfundamental, the Directors will have the ability to modify or eliminate the limitation without the need for shareholder approval if the Directors determine that such modification or elimination would be appropriate.

     Except for certain temporary borrowings, the 1940 Act requires an open-end fund such as a Portfolio to borrow only from banks and only if the fund has asset coverage of at least 300%. Asset coverage for these purposes is defined as the ratio which the value of the total assets of the fund, less all liabilities not represented by "senior securities," bears to the amount of the borrowings. The revised restriction would permit the Portfolios to, among other things, engage in transactions such as dollar rolls, which could be considered borrowings, and, in limited circumstances permitted under the 1940 Act, to borrow from parties other than banks.

     A dollar roll is a transaction in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale. The obligation to repurchase the securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to repurchase may decline below the repurchase price. In addition, in the event the other party to a dollar roll transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio's use of the proceeds of the transaction may be impaired.

     Borrowing by a Portfolio allows it to leverage its assets, which exposes it to certain risks. Leveraging exaggerates the effect of any increase or decrease in the value of securities owned by a Portfolio on the Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from the securities purchased with borrowed funds.

     Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of a Portfolio's assets. The 1940 Act prohibits the issuance of senior securities by registered investment companies, except for permitted borrowings. Thus, given the proposed changes to the Portfolios' restriction on borrowing described above, which permit the Portfolios the maximum flexibility to borrow money, the proposed change with respect to senior securities will have no additional current impact on the Portfolios.

5.e. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

     The Directors are recommending that the Portfolios' fundamental investment restriction which limits the Portfolio's ability to purchase securities on margin be eliminated. Margin transactions typically involve the purchase of securities or other property with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the Portfolios may not:

          "Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that a Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts."

     The Portfolios' potential use of margin transactions beyond transactions in futures, options (including options on futures) and forward contracts and for the clearance of purchases and sales of securities and other property, including the use of margin in ordinary securities transactions, is limited by the current position of the staff of the SEC which prohibits margin transactions because they create senior securities. The SEC staff's position does not apply to margin used in futures, options and forward contract transactions.

5.f. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO PLEDGING ASSETS

     The Directors are recommending that the Portfolios' fundamental investment restriction which limits the Portfolios' ability to pledge their assets be eliminated. The current restriction states that the Portfolios may not:

          "Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements."

     The Portfolios originally adopted this fundamental restriction to comply with certain state securities law requirements which are no longer applicable to the Portfolios.

     Pledging assets entails certain risks. To the extent that a Portfolio pledges its assets, the Portfolio may have less flexibility in liquidating its assets. If a large portion of the Portfolio's assets were involved, the Portfolio's ability to meet redemption requests or other obligations could be delayed.

5.g. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND OTHER MINERAL INTERESTS

     The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in oil, gas and other mineral-related programs and leases be eliminated. The current restriction states that the Portfolios may not:

          "Invest in oil, gas or mineral-related programs or leases, provided that a Portfolio may invest in securities issued by companies that engage in such activities."

     The Portfolios originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the Portfolios. The Portfolios currently do not intend to invest directly in oil, gas or other mineral interests, and this proposal is therefore anticipated to have little current practical effect on the Portfolios. However, if this proposal is approved, each Portfolio may, at some future time, determine that investments in oil, gas and other mineral interests are in its best interests.

     If the proposal is approved, each Portfolio will be able to invest directly in oil, gas and other mineral interests. These investments entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices and the development of alternative energy sources and alternative uses for such materials and related products.

                                 MISCELLANEOUS

     OTHER BUSINESS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     QUORUM. One-third of the shares entitled to vote on a particular proposal -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to such proposal at the Meeting (unless otherwise noted in the Proxy Statement).

     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Directors of the Company and employees of the Manager and/or Western Asset and their affiliates may solicit proxies in person or by telephone. The cost of the solicitation will be borne by the Company.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. As stated above, shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares represented by proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of negative votes on each of the proposals other than the election of Directors (Proposal 2) and the ratification of the selection of independent accountants (Proposal 3).

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. As allowed by Maryland law, the Portfolios do not intend to hold annual shareholders' meetings except where the 1940 Act requires a shareholder vote on certain matters. Under the 1940 Act, holders of 10% or more of the outstanding shares of the Company have the right to call a special meeting of holders of shares in the Company for the purpose of removing Directors of the Company. In addition, holders of 25% or more of the shares in the Company entitled to vote at a meeting have the right under the Company's Bylaws to call a special meeting of holders of shares by submitting a written request to the Secretary of the Company at 117 East Colorado Boulevard, Pasadena, California 91105, stating the purpose of the proposed meeting and the matters to be acted upon.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the attention of the Secretary of the Company at the above address. A shareholder may include with the proposal a supporting statement which (together with the proposal) should not exceed 500 words in length. Proposals should be received by the Company within a reasonable time before the proxy statement for the meeting is mailed to shareholders.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals in respect of which such adjournment is proposed. They will vote all other proxies against any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Company. If the Meeting is adjourned with respect to one or more proposals, any other proposal may still be acted upon by the shareholders.

     PRINCIPAL HOLDERS OF SECURITIES. As of April 1, 1998, the Directors, nominees and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Portfolio. Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Core Portfolio as of April 1, 1998:

-----------------------------------------------------------------------------------
                                                         % OF OWNERSHIP AS OF
                NAME AND ADDRESS                            APRIL 1, 1998
-----------------------------------------------------------------------------------
  Newspaper and Mail Deliverers Publishers'                       7.09%
  Pension Fund
  41-18 27th Street
  Long Island City, NY 11101-3825
-----------------------------------------------------------------------------------
  Houghton Mifflin Co. Pension Plan                               5.04%
  222 Berkeley Street
  Boston, MA 02116-3764
-----------------------------------------------------------------------------------
  Thomson Consumer Electronics, Inc.                              6.84%
  600 North Sherman Drive
  Indianapolis, IN 46201-2598
-----------------------------------------------------------------------------------
  Bethesda Hospital                                               5.22%
  619 Oaks Street
  Cincinnati, OH 45206
-----------------------------------------------------------------------------------

     Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Intermediate Portfolio as of April 1, 1998:

-----------------------------------------------------------------------------------
                                                         % OF OWNERSHIP AS OF
                NAME AND ADDRESS                            APRIL 1, 1998
-----------------------------------------------------------------------------------
  Harvard Industries Inc.                                         6.06%
  2502 N. Rocky Point Drive
  Tampa, FL 33607
-----------------------------------------------------------------------------------
  Allergan Inc.                                                   6.73%
  2525 Dupont Drive
  P.O. Box 19534
  Irvine, CA 92713-9354
-----------------------------------------------------------------------------------
  Anne Arundel County MD Master Trust                             9.12%
  44 Calvert Street
  Annapolis, MD 21404
-----------------------------------------------------------------------------------
  Harn Industries                                                13.21%
  P.O. Box 554
  Milwaukee, WI 53201
-----------------------------------------------------------------------------------
  MA Hanna Master Trust                                          11.46%
  200 Public Square
  Cleveland, OH 44114-2301
-----------------------------------------------------------------------------------
  Mt. Sinai Medical Center                                        6.88%
  11000 Euclid Avenue
  Cleveland, OH 44106
-----------------------------------------------------------------------------------
  Sporrow Health System                                           7.75%
  1215 E. Michigan Avenue
  Lansing, MI 48909
-----------------------------------------------------------------------------------

     Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Limited Duration Portfolio as of April 1, 1998:

-----------------------------------------------------------------------------------
                                                         % OF OWNERSHIP AS OF
                NAME AND ADDRESS                            APRIL 1, 1998
-----------------------------------------------------------------------------------
  Western Michigan University                                    63.93%
  Investment & Endowment Mgmt.
  1083 Seibert Admin. Bldg.
  Kalamazoo, MI 49008
-----------------------------------------------------------------------------------
  University Athletic Association                                20.96%
  P.O. Box 14485
  Gainesville, FL 32604
-----------------------------------------------------------------------------------
  Good Shephard Medical Center                                    8.51%
  P.O. Box 160
  Westerville, OH 43086
-----------------------------------------------------------------------------------
  HFA Investment Partnership                                      6.59%
  600 HFA Building
  914 S. 8th Street
  Minneapolis, MN 55404
-----------------------------------------------------------------------------------

     Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Money Market Portfolio as of April 1, 1998:

-----------------------------------------------------------------------------------
                                                         % OF OWNERSHIP AS OF
                NAME AND ADDRESS                            APRIL 1, 1998
-----------------------------------------------------------------------------------
  Western Asset Management Company                                 100%
  117 East Colorado Boulevard
  Pasadena, CA 91105
-----------------------------------------------------------------------------------

     Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the International Securities Portfolio as of April 1, 1998:

-----------------------------------------------------------------------------------
                                                         % OF OWNERSHIP AS OF
                NAME AND ADDRESS                            APRIL 1, 1998
-----------------------------------------------------------------------------------
  Southern Baptist Convention Annuity Board                      19.05%
  2401 Cedar Springs Road
  Dallas, TX 75221
-----------------------------------------------------------------------------------
  Lockheed Martin Corporation                                    24.03%
  6801 Rockledge Drive
  Bethesda, MD 20817
-----------------------------------------------------------------------------------
  FPL Group, Inc.                                                19.44%
  700 Universe Blvd.
  Juno Beach, FL 33408
-----------------------------------------------------------------------------------
  Northwest Airlines                                             23.93%
  5101 Northwest Drive
  St. Paul, MN 55111
-----------------------------------------------------------------------------------

                                                                      APPENDIX A

                           WESTERN ASSET TRUST, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     FIRST: Western Asset Trust, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

     SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                   ARTICLE I

                                  INCORPORATOR

     The undersigned, Arthur C. Delibert, whose address is South Lobby -- Ninth Floor, 1800 M Street, N.W., Washington, D.C. 20036, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II

                                      NAME

              The name of the corporation (the "Corporation") is:
                     LM Institutional Fund Advisors I, Inc.

                                  ARTICLE III

                                    PURPOSE

     The Corporation is formed for the purpose of carrying on any lawful business, which may include acting as an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and exercising and generally enjoying all of the powers, rights and privileges granted to, or conferred upon, corporations by the general laws of the State of Maryland now or hereafter in force.

                                   ARTICLE IV

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the principal office of the Corporation in the State of Maryland is c/o Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is Charles A. Bacigalupo, whose address is c/o Legg Mason Wood Walker, Incorporated, 23rd Floor, 100 Light Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

                                   ARTICLE V

                       PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
               CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

     SECTION 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall be ten, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who are currently in office and who shall serve until the next meeting of stockholders and until their successors are duly elected and qualified are:

                               RONALD J. ARNAULT
                                 JOHN E. BRYSON
                               ANITA L. DEFRANTZ
                               RICHARD C. GILMAN
                              W. CURTIS LIVINGSTON
                               WILLIAM G. MCGAGH
                                RONALD L. OLSON
                                LOUIS A. SIMPSON
                              WILLIAM E. B. SIART
                              EDWARD A. TABER, III

     SECTION 5.2 Removal of Directors. Any director, or the entire Board of Directors, may be removed from office at any time, but, to the extent not otherwise prohibited by the 1940 Act, only for cause and then only by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in the election of directors. For the purpose of this paragraph, "cause" shall mean with respect to any particular director (a) conviction of a felony,
(b) a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty, or (c) the barring or prohibition of such director from serving as a director of a registered investment company under
Section 9 of the 1940 Act.

     SECTION 5.3 Voting Requirements. Any action which would otherwise require the affirmative vote of the holders of shares entitled to cast greater than a majority of all the votes entitled to be cast on the matter pursuant to the Corporations and Associations Article of the Annotated Code of Maryland shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

     SECTION 5.4 Quorum. At any meeting of stockholders, holders of thirty percent (30%) of all the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum. If any matter is to be voted on by an individual series or class of stock, then holders of thirty percent (30%) of all the votes entitled to be cast by such series or class at such meeting, present in person or represented by proxy, shall constitute a quorum as to each such series or class.

     SECTION 5.5 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any series or class, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any series or class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

     SECTION 5.6 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.5 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

     SECTION 5.7 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:
(a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, the redemption of its stock or the payment of other distributions on its stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets;
(c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the value, or any sale, bid or asked price to be applied in determining the value, of any security or other asset owned or held by the Corporation; (e) any matter relating to the sale, purchase and/or other acquisition or disposition of securities or other assets of the Corporation; and (f) any other matter relating to the business and affairs of the Corporation. Shares of stock of the Corporation are issued and sold on the condition and understanding that any and all determinations shall be binding as aforesaid.

     SECTION 5.8 Management or Investment Advisory Agreements. Except to the extent otherwise prohibited by applicable law, the Corporation may enter into any management or investment advisory contract or underwriting contract or any other type of contract with, and may otherwise engage in any transaction or do business with, any person, firm or corporation or any subsidiary or other affiliate of any such person, firm or corporation, and may authorize such person, firm or corporation or such subsidiary or other affiliate to enter into any other contracts or arrangements with any other person, firm or corporation which relate to the Corporation or the conduct of its business, notwithstanding that any directors or officers of the Corporation are or may subsequently become partners, directors, officers, stockholders or employees of such person, firm or corporation or of such subsidiary or other affiliate or may have a material financial interest in any such contract, transaction or business; and except to the extent otherwise provided by applicable law, no such contract, transaction or business shall be invalidated or voidable, or in any way affected thereby, nor shall any of such directors or officers of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred solely because of the entering into and performance of such contract or the engaging in such transaction or business or the existence of such material financial interest therein, provided that such relationship to such person, firm or corporation or such subsidiary or affiliate or such material financial interest was disclosed or otherwise known to the Board of Directors prior to the Corporation's entering into such contract or engaging in such transaction or business, and in the case of directors of the Corporation, that Section 2-419 of the Maryland General Corporation Law has been satisfied.

     SECTION 5.9 Independent and Disinterested Directors. A director of the Corporation who with respect to the Corporation is not an interested person, as defined by the 1940 Act, shall be deemed to be independent and disinterested when making any determination or taking any action as a director of the Corporation.

                                   ARTICLE VI

                                     STOCK

     SECTION 6.1 Authorized Shares. The Corporation has authority to issue 13,100,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), which shares shall be classified in the following series (portfolios):
1,000,000,000 are designated as shares of the Western Asset Enhanced Equity Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 2,000,000,000 are designated as shares of the Western Asset Money Market Portfolio (of which 1,000,000,000 are designated as shares of the Institutional Class and 1,000,000,000 are designated as shares of the Financial Intermediary Class), 2,000,000,000 are designated as shares of the Western Asset Government Money Market Portfolio (of which 1,000,000,000 are designated as shares of the Institutional Class and 1,000,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Limited Duration Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Intermediate Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Intermediate Plus Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class),

1,000,000,000 are designated as shares of the Western Asset Core Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Core Plus Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset High Yield Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Non-U.S. Fixed Income Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 1,000,000,000 are designated as shares of the Western Asset Global Strategic Income Portfolio (of which 500,000,000 are designated as shares of the Institutional Class and 500,000,000 are designated as shares of the Financial Intermediary Class), 60,000,000 are designated as shares of the International Securities Portfolio, 10,000,000 are designated as shares of the Corporate Securities Portfolio, 10,000,000 are designated as shares of the Mortgage Securities Securities Portfolio, 10,000,000 are designated as shares of the Short Duration Portfolio and 10,000,000 are designated as shares of the Long Duration Portfolio. The aggregate par value of all authorized shares of stock having par value is $13,100,000. The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more series or classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any series or class of stock from time to time in one or more series or classes of stock.

     SECTION 6.2 Voting Rights. Each holder of a whole share of stock of the Corporation shall be entitled to one vote as to any matter on which such share of stock is entitled to vote and each fractional share of stock of the Corporation shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of stockholders, all stockholders of the Corporation then entitled to vote shall, except as otherwise provided in the Bylaws, vote together as a single class without regard to series or classes of shares of stock, except (a) when required by the 1940 Act or when the Board of Directors shall have determined that the matter affects one or more series or classes of shares of stock materially differently, such shares of stock shall be voted by individual series or class; and (b) when the Board of Directors has determined that the matter affects only the interests of one or more series or classes of shares of stock, then only holders of shares of stock of such series or classes shall be entitled to vote thereon.

     SECTION 6.3 Fractional Shares; Issuance of Units. The Board of Directors may, but is not obligated to, issue fractional shares of stock of the Corporation, whether now or hereafter authorized, and any fractional shares so issued shall entitle the holder thereof to exercise voting rights, receive dividends and participate in the distribution of assets of the Corporation in the event of liquidation or dissolution to the extent of the proportionate interest represented by such fractional shares. The Corporation is not obligated to issue stock certificates evidencing fractional shares. Notwithstanding any other provision of the charter or the Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

     SECTION 6.4  Assets Belonging to Each Series; Allocations.

          6.4.1 All consideration received by the Corporation for the issuance or sale of shares of a particular series, together with all income, earnings, profits and proceeds thereon, shall irrevocably belong to such series for all purposes, subject only to the rights of creditors, and are herein referred to as "assets belonging to" such series.

          6.4.2 The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of such series, and with such series' respective share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such series bears to the net asset value of all series. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to each series.

          6.4.3 Dividends or distributions on shares of any series, whether payable in stock, cash or other property, shall be paid only out of earnings, surplus or other assets belonging to such series and may vary among the classes of a series.

          6.4.4 In the event of the liquidation or dissolution of any series of stock of the Corporation, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders based on relative net asset value or such other fair and equitable method as the Board of Directors may determine.

          6.4.5 The assets of a series or class of stock of the Corporation may be invested together with the assets belonging to another currently existing or hereafter created series or class of stock of the Corporation. The Board of Directors shall have the authority to allocate, or cause to be allocated, a series' assets, liabilities, income or expenses to one or more classes of such series, in such amounts and at such times as the Board of Directors (or their designees) shall determine. Any such allocation shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock.

     SECTION 6.5 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any series or class, the Board of Directors by resolution shall: (a) designate that series or class to distinguish it from all other series and classes of stock of the Corporation; (b) specify the number of shares to be included in the series or class; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any series or class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each series or class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any series or class of stock set or changed pursuant to clause (c) of this Section 6.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such series or class of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

     SECTION 6.6 Dividends and Distributions. The holders of the Corporation's stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefor, to dividends and distributions, including distributions of capital gains, in such amounts and at such times as may be determined by the Board of Directors. Any such dividends or distributions may be declared payable in cash, property or shares of the Corporation's stock, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with such frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with such frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration. The Board of Directors may establish payment dates for such dividends and distributions on any basis, including payment that is less frequent than the effectiveness of such declarations. The Board of Directors shall have the sole discretion to designate for such dividends and distributions amounts sufficient to enable the Corporation to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute, and the regulations promulgated thereunder, and to avoid liability of the Corporation for federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for such dividends or distributions.

     SECTION 6.7  Redemptions.

          6.7.1 The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of stock of the Corporation to require the Corporation to redeem all or any number of the shares of stock outstanding in the name of such holder on the books of the Corporation, at the net asset value of such shares, less any fees or charges as the Board of Directors may establish from time to time. Notwithstanding the foregoing, the Board of Directors may suspend the right of holders of shares of stock of the Corporation to require the Corporation to redeem such shares or to receive payment for redeemed shares for such periods and to the extent permitted by, or in accordance with, the 1940 Act or any rule or regulation of the Securities and Exchange Commission promulgated thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its sole discretion, shall deem reasonable, such determination to be conclusive.

          6.7.2 Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option, to redeem shares of stock of the Corporation owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (a) failure to provide the Corporation with a tax identification number, (b) failure to maintain ownership of a specified minimum number or value of shares of any series or class of stock of the Corporation, and (c) failure to maintain the characteristics or qualifications established by the Board of Directors for a particular series or class of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

          6.7.3 Payment for redeemed shares of stock of the Corporation shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it necessary or desirable for the Corporation to make payment wholly or partially in securities or other property or assets of the Corporation. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

          6.7.4 All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease as of the date on which the redemption price to be paid for such shares is fixed in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

          6.7.5 Shares of stock of the Corporation which have been redeemed shall constitute authorized but unissued shares of stock of such series or class so redeemed.

     SECTION 6.8 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. Except as may be otherwise provided herein, all provisions of the charter relating to shares of stock of the Corporation shall apply to shares of and to the holders of shares of all series or classes of stock of the Corporation, whether now or hereafter classified or reclassified.

                                  ARTICLE VII

                                   AMENDMENTS

     The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

                                  ARTICLE VIII

                            LIMITATION OF LIABILITY

     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, but subject to the limits contained in the 1940 Act and the Bylaws, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this
Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                   ARTICLE IX

                    INDEMNIFICATION AND ADVANCE OF EXPENSES

     SECTION 9.1 Directors. To the maximum extent permitted by Maryland law in effect from time to time, but subject to the limits on indemnification contained in the 1940 Act and the Bylaws, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director of the Corporation. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above.

     SECTION 9.2 Officers. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, but subject to the limits on indemnification contained in the 1940 Act and the Bylaws, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former officer of the Corporation or (b) any individual who, while an officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

     SECTION 9.3 Amendment. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the charter or Bylaws of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sections with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

     SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

     SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement of the charter was 5,000,000,000 shares, $.001 par value per share. The aggregate par value of all authorized shares of stock having par value was $5,000,000.

     EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 13,100,000,000 shares of Common Stock, $.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $13,100,000.

     NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this [     ] day of May, 1998.

                       ATTEST:                                       WESTERN ASSET TRUST, INC.

     ___________________________________________        By: ---------------------------------------- (SEAL)
                      Secretary                                              President

                                                                      APPENDIX B

                          FORM OF MANAGEMENT AGREEMENT

     This INVESTMENT MANAGEMENT AGREEMENT, made this [     ] day of
[          ], 1998, by and between LM Institutional Fund Advisors I, Inc., a
Maryland corporation (the "Corporation"), on behalf of Western Asset [       ]
Portfolio (the "Fund"), and LM Institutional Advisors, Inc., a Maryland corporation (the "Manager").

     WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Corporation wishes to retain the Manager to provide certain investment advisory, management, and administrative services to the Fund; and

     WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. The Corporation hereby appoints LM Institutional Advisors, Inc. as Manager of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. The Fund shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

     3. (a) Subject to the supervision of the Corporation's Board of Directors (the "Directors"), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund's investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, as each of the foregoing may be amended from time to time. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Corporation to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be directed by the Directors.

     (b) The Corporation hereby agrees with the Manager and with any investment adviser appointed pursuant to Paragraph 4 below (an "Investment Adviser") that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Corporation hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

     4. The Manager may enter into a contract ("Investment Advisory Agreement") with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in Paragraph 3 hereunder. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

     5. (a) The Manager, at its expense, shall supply the Board of Directors and officers of the Corporation with all statistical information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Corporation and the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Corporation and the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund's portfolio transactions and the keeping of the Corporation's and the Fund's books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Corporation or the Fund are the property of the Corporation, and further agrees to surrender promptly to the Corporation or its agents any of such records upon the Corporation's request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Directors or officers of the Corporation, to serve in the capacities in which they are elected. The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).

     (b) Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Corporation or any series of the Corporation, including the Fund. Specifically (but without limitation), the Manager will not be responsible, except to the extent of the reasonable compensation of employees of the Corporation and the Fund whose services may be used by the Manager hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying shares of the Fund for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund shareholders; costs of stationery; costs of shareholders' and other meetings of the Fund; Directors' fees; audit fees; travel expenses of officers, Directors and employees of the Corporation, if any; and the Corporation's pro rata portion of premiums on any fidelity bond and other insurance covering the Corporation and/or its officers and Directors.

     6. No Director, officer or employee of the Corporation or Fund shall receive from the Corporation any salary or other compensation as such Director, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This Paragraph shall not apply to Directors, executive committee members, consultants and other persons who are not regular members of the Manager's or any affiliated company's staff.

     7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate of [0.20% OF THE AVERAGE DAILY NET ASSETS OF THE MONEY MARKET PORTFOLIO; 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE LIMITED DURATION PORTFOLIO; 0.40% OF THE AVERAGE DAILY NET ASSETS OF THE INTERMEDIATE PORTFOLIO; AND 0.45% OF THE AVERAGE DAILY NET ASSETS OF THE CORE PORTFOLIO.] The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Corporation. Each such payment shall be accompanied by a report prepared either by the Fund or by a reputable firm of independent accountants, which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Corporation, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

     8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

     9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Director, officer, or employee of the Corporation or the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

     10. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     11. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Paragraph 12) until terminated as follows:

     a. Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     b. If (i) the Directors or the shareholders of the Fund by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Corporation or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     Action by the Corporation under paragraph (a) of this Paragraph 11 may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

     12. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager. Any termination of this Agreement pursuant to Paragraph 11 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation or of the Manager.

     13. In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Corporation hereby agrees that it will eliminate from its corporate name any reference to the name of "LM Institutional Fund Advisors" or the initials "LM". The Corporation shall have the non-exclusive use of the name "LM Institutional Fund Advisors" and the initials "LM" in whole or in part only so long as this Agreement is effective or until such notice is given.

     14. The Manager agrees that for services rendered to the Fund, or indemnity due in connection with service to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Corporation.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:                                           LM INSTITUTIONAL FUND ADVISORS I, INC.

By:                                               By:
    ---------------------------------------            ---------------------------------------

Attest:                                           LM INSTITUTIONAL ADVISORS, INC.

By:                                               By:
    ---------------------------------------            ---------------------------------------

                                                                      APPENDIX C

                           FORM OF ADVISORY AGREEMENT

     AGREEMENT made this [     ] day of [          ], 1998, by and between LM
Institutional Advisors, Inc. ("Manager"), a Maryland corporation, and Western Asset Management Company ("Western"), a California corporation, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Manager is the manager of certain of the series of LM Institutional Fund Advisors I, Inc. (the "Corporation"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager wishes to retain Western to provide certain investment advisory services in connection with the Manager's management of Western Asset
[               ] Portfolio ("Fund"), a series of the Corporation; and

     WHEREAS, Western is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. Appointment. The Manager hereby appoints Western as investment adviser for the Fund for the period and on the terms set forth in this Agreement. Western accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Manager has furnished Western with copies of each of the following:

     (a) The Corporation's Articles of Incorporation and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles");

     (b) The Corporation's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

     (c) Resolutions of the Corporation's Board of Directors (the "Directors") authorizing the appointment of the Manager as the manager and Western as investment adviser and approving the Investment Management Agreement between the
Manager and the Corporation with respect to the Fund dated [          ], 1998
(the "Management Agreement") and this Agreement;

     (d) The Corporation's most recently filed Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to shares of common stock of the Fund, par value $.001 per share;

     (e) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus"); and

     (f) The Fund's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information").

The Manager will furnish Western from time to time with copies of all amendments of or supplements to the foregoing.

     3. Investment Advisory Services. (a) Subject to the supervision of the Directors and the Manager, Western shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund's investment objectives, policies, and restrictions as stated in the Fund's current Prospectus and Statement of Additional Information. Western shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940

Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time. Western will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, Western shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, Western, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine and communicate to Western in writing, Western shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to Western or any affiliated person of Western an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Western determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Western's overall responsibilities with respect to the Fund and to other clients of Western and any affiliated person of Western as to which Western or any affiliated person of Western exercises investment discretion. Western shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by Western.

     (b) Western will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Directors with such periodic and special reports as the Directors or the Manager reasonably may request.

     (c) The Corporation hereby agrees that any entity or person associated with Western (or with any affiliated person of Western) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Corporation hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

     4. Services Not Exclusive. Western's services hereunder are not deemed to be exclusive, and Western shall be free to render similar services to others. It is understood that persons employed by Western to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Western or any affiliate of Western to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Western hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund's request. Western further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, Western will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Fund.

     7. Compensation. For the services which Western will render to the Manager and the Fund under this Agreement, the Manager will pay Western a fee, computed daily and paid monthly, at an annual rate of [0.15% OF THE AVERAGE DAILY NET ASSETS OF THE MONEY MARKET PORTFOLIO; 0.30% OF THE AVERAGE DAILY NET ASSETS

OF THE LIMITED DURATION PORTFOLIO; 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE INTERMEDIATE PORTFOLIO; AND 0.40% OF THE AVERAGE DAILY NET ASSETS OF THE CORE PORTFOLIO.] The average daily net assets of the Fund shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Corporation. Fees due to Western hereunder shall be paid promptly to Western by the Manager following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect.

     8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Western, or reckless disregard of its obligations and duties hereunder, Western shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

     9. Definitions. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

     a. The Corporation may at any time terminate this Agreement by not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager and Western, or

     b. If (i) the Directors or the shareholders of the Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Corporation, the Manager or Western, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Western may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

     c. The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Western, and Western may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

     Action by the Corporation under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

     11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange

Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation, the Manager or Western.

     13. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     14. Non-Exclusive Right. In the event this Agreement is terminated or upon written notice from Western at any time, the Corporation hereby agrees that it will eliminate from the Fund's name any reference to the name of "Western." The Corporation, on behalf of the Fund, shall have the non-exclusive use of the name "Western" in whole or in part only so long as this Agreement is effective or until such notice is given.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

                                          LM INSTITUTIONAL ADVISORS, INC.

Attest:

By:                                       By:
------------------------------------      --------------------------------------

                                          WESTERN ASSET MANAGEMENT COMPANY


Attest:

By:                                       By:
------------------------------------      --------------------------------------


The foregoing is accepted by:
                                          LM INSTITUTIONAL FUND ADVISORS I, INC.


Attest:

By:                                       By:
------------------------------------      --------------------------------------

                           WESTERN ASSET TRUST, INC.

                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO

                  PROXIES SOLICITED BY THE BOARD OF DIRECTORS


The undersigned, revoking any previous proxies, hereby appoint(s) Donna E. Barnes, Ilene S. Harker, and W. Curtis Livingston, III, and each of them separately, as proxies, with full power of substitution to each, and hereby authorizes them to represent the undersigned and to vote all shares of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio and International Securities Portfolio of Western Asset Trust, Inc. (the "Company") which the undersigned would be entitled to vote if personally present, as designated below, at the Meeting of Shareholders of the Company to be held at the offices of the Company at 117 East Colorado Boulevard, Pasadena, California 91105, on May 21, 1998 at 9:00 a.m., Pacific Time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals and for the election of each nominee and in the proxies' discretion such other business as may properly come before the Meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote FOR each proposal and for the election of each nominee.

        * * * THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED * * *

Please sign your name exactly as it appears on this card. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. Such signer must be the corporation's president or a vice president or other person duly appointed to vote shares of the Company on said corporation's behalf. Execution of this proxy card by a person other than the president or a vice president on behalf of the corporation shall be deemed to be confirmation that the undersigned has been duly appointed. If you are a partner, sign in the partnership name. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such when signing.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?
_____________________________________   ________________________________________
_____________________________________   ________________________________________
_____________________________________   ________________________________________

ALL SHAREHOLDERS PLEASE VOTE ON PROPOSALS 1, 2 AND 3.                                           FOR      AGAINST      ABSTAIN
1.      To approve a revised charter for the Company as more fully described                    [ ]        [ ]          [ ]
        in the accompanying Proxy Statement and which, among other things, will permit the issuance of multiple classes of shares and will limit shareholders' ability to remove Directors.
                                                                                              FOR ALL     WITH        FOR ALL
                                                                                              NOMINEES    HOLD        EXCEPT
2a.     To elect the following as Directors of the Company.                                     [ ]        [ ]          [ ]

        John E. Bryson    Anita L. DeFrantz    Edward A. Taber, III

        NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of any such nominee(s).

                                                                                                FOR      AGAINST      ABSTAIN
3.      To ratify the Board of Directors' selection of independent accountants.                 [ ]        [ ]          [ ]

ALL SHAREHOLDERS OF THE CORE, INTERMEDIATE, MONEY MARKET AND LIMITED DURATION
PORTFOLIOS PLEASE ALSO VOTE ON PROPOSALS 4A-5G.

                                                                                                FOR      AGAINST      ABSTAIN
4a.     To approve a new Investment Manager Agreement between the Company on                    [ ]        [ ]          [ ]
        behalf of the relevant Portfolio and LM Institutional Advisors, Inc.

                                                                                                FOR      AGAINST      ABSTAIN
4b.     To approve a new Investment Advisory Agreement with respect to the                      [ ]        [ ]          [ ]
        relevant Portfolio between LM Institutional Advisors, Inc. and Western Asset
        Management Company.

                                                                                                FOR      AGAINST      ABSTAIN
5a.     To amend the relevant Portfolio's fundamental investment restriction                    [ ]        [ ]          [ ]
        with respect to investments in real estate.

                                                                                                FOR      AGAINST      ABSTAIN
5b.     To amend the relevant Portfolio's fundamental investment restriction                    [ ]        [ ]          [ ]
        with respect to investments in commodities.

                                                                                                FOR      AGAINST      ABSTAIN
5c.     To amend the relevant Portfolio's fundamental investment restriction                    [ ]        [ ]          [ ]
        with respect to making loans.

                                                                                                FOR      AGAINST      ABSTAIN
5d.     To amend the relevant Portfolio's fundamental investment restriction                    [ ]        [ ]          [ ]
        with respect to borrowing and senior securities.

                                                                                                FOR      AGAINST      ABSTAIN
5e.     To eliminate the relevant Portfolio's fundamental investment                            [ ]        [ ]          [ ]
        restriction with respect to margin transactions.

                                                                                                FOR      AGAINST      ABSTAIN
5f.     To eliminate the relevant Portfolio's fundamental investment                            [ ]        [ ]          [ ]
        restriction with respect to pledging assets.

                                                                                                FOR      AGAINST      ABSTAIN
5g.     To eliminate the relevant Portfolio's fundamental investment                            [ ]        [ ]          [ ]
        restriction with respect to investments in certain oil, gas and other mineral interests.

        Mark box at right if an address change or comment has been noted on reverse side of this card                   [ ]

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.          Date ______________________

-----------------------------  ----------------       --------------------------
Shareholder sign here          Title                  Co-owner sign here